Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenue:
Contract revenue	$ 8,672
Royalty revenue	1,045	1,007
Total revenues	9,717	1,007
Operating expenses:
Research and development	8,884	3,781
General and administrative	4,775	3,896
Collaboration arrangement acquisition cost	15,943
Restructuring and asset impairment	27	34
Total operating expenses	29,629	7,711
Loss from operations	(19,912)	(6,704)
Interest income	6	10
Interest expense	(1,649)	(1,530)
Other expense, net	(9)	(2)
Net loss	(21,564)	(8,226)
Change in unrealized losses on available-for-sale securities		(1)
Comprehensive loss	$ (21,564)	$ (8,227)
Basic and diluted net loss per common share	$ (0.06)	$ (0.04)
Shares used in computing basic and diluted net loss per common share	366,165	201,310